Exhibit 10.7


                                  STRAIGHT NOTE


$17,000.00                               San Francisco, California, July 3, 1992


         July 1, 1998 after date, for value received, Ravenswood Winery, Inc. promises to pay to Joel E. Peterson, or order, at 18701 Gehricke Road, Sonoma, CA 95476 the sum of Seventeen Thousand and no/100 Dollars, with interest from July 3, 1992 until paid, at the rate of Ten (10) per cent, per annum, payable July 1, 1998.


         Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.


                                                     /s/ W. REED FOSTER
                                                     ---------------------------
                                                     W. Reed Foster, Chairman

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$25,000.00                      SONOMA, CALIFORNIA                  July 1, 1994


         DUE ON OR BEFORE June 30, 2004, for value received, we promise to pay in lawful money of the United States of America, to JOEL PETERSON, or order, at place designated by payee, the principal sum of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000) with interest in like lawful money from July 1, 1994 until paid at the rate of eleven and no/100 percent (11.0%) per annum. Interest shall be payable in annual installments due on or before July 1, 1995. Interest is due and payable each year on the 1st day of July, with principal payment of $25,000 due at maturity on June 30, 2004.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, we promise to pay such sum as the court may fix as attorney's fees.



/s/ JOEL E. PETERSON
--------------------------------
JOEL PETERSON
As an Individual



RAVENSWOOD WINERY, INC.
A California Corporation


/s/ W. REED FOSTER
--------------------------------
By:  W. REED FOSTER, CHAIRMAN

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$5,499.85                       SONOMA, CALIFORNIA                   May 1, 1996


         DUE ON OR BEFORE April 30, 2006, for value received, we promise to pay in lawful money of the United States of America, to JOEL PETERSON, or order, at place designated by payee, the principal sum of FIVE THOUSAND FOUR HUNDRED NINETY-NINE AND 85/100 DOLLARS with interest in like lawful money from May 1, 1996 until paid at the rate of ten and no/100 percent (10.0%) per annum. Interest shall be payable in annual installments due on or before May 1, 1997. Interest is due and payable each year on the 1st day of May, with principal payment of $5,499.85 due at maturity on April 30, 2006. This note replaces the note payable to Joel Peterson from Ravenswood Winery dated July 5, 1991.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, we promise to pay such sum as the court may fix as attorney's fees.



/s/ JOEL E. PETERSON
--------------------------------
JOEL PETERSON
As an Individual



RAVENSWOOD WINERY, INC.
A California Corporation


/s/ W. REED FOSTER
--------------------------------
By:  W. REED FOSTER, CHAIRMAN

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$8,637.81                      SONOMA, CALIFORNIA                    May 1, 1996


         DUE ON OR BEFORE April 30, 2006, for value received, we promise to pay in lawful money of the United States of America, to JOEL PETERSON, or order, at place designated by payee, the principal sum of EIGHT THOUSAND SIX HUNDRED THIRTY-SEVEN AND 81/100 DOLLARS with interest in like lawful money from May 1, 1996 until paid at the rate of eleven and no/100 percent (11.0%) per annum. Interest shall be payable in annual installments due on or before May 1, 1997. Interest is due and payable each year on the 1st day of May, with principal payment of $8,637.81 due at maturity on April 30, 2006. This note replaces the note payable to Joel Peterson from Ravenswood Winery dated October 11, 1989.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, we promise to pay such sum as the court may fix as attorney's fees.



/s/ JOEL E. PETERSON
--------------------------------
JOEL PETERSON
As an Individual



RAVENSWOOD WINERY, INC.
A California Corporation


/s/ W. REED FOSTER
--------------------------------
By:  W. REED FOSTER, CHAIRMAN

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$12,000.00                      SONOMA, CALIFORNIA               January 5, 1995


         DUE ON OR BEFORE January 5, 2004, for value received, I promise to pay in lawful money of the United States of America, to RAVENSWOOD WINERY, INC., or order, at place designated by payee, the principal sum of TWELVE THOUSAND AND NO/100 DOLLARS ($12,000.00) with interest in like lawful money from January 5, 1995 until paid at the rate of eight and 50/100 percent (8.5%) per annum. Interest shall be payable in annual installments due on or before January 5, 1996 and to be due on the 5th of January for the years 1997, 1998, 1999, 2000, 2001, 2002, 2003 and 2004, with principal payment of $12,000 due at maturity on January 5, 2004.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, I promise to pay such sum as the court may fix as attorney's fees.



/s/ JOEL E. PETERSON
--------------------------------
JOEL PETERSON
As an Individual



RAVENSWOOD WINERY, INC.
A California Corporation


/s/ W. REED FOSTER
--------------------------------
By:  W. REED FOSTER, CHAIRMAN

                                  STRAIGHT NOTE
                                (BALLOON PAYMENT)


$10,000.00                      SONOMA, CALIFORNIA                 APRIL 5, 1995


         DUE ON OR BEFORE April 5, 2004, for value received, I promise to pay in lawful money of the United States of America, to RAVENSWOOD WINERY, INC., or order, at place designated by payee, the principal sum of TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) with interest in like lawful money from April 5, 1995 until paid at the rate of eight and 50/100 percent (8.5%) per annum. Interest shall be payable in annual installments due on or before April 5, 1996 and to be due on the 5th of April for the years 1997, 1998, 1999, 2000, 2001, 2002, 2003 and 2004, with principal payment of $10,000 due at maturity on January 5, 2004.


         Principal and interest payable in lawful money of the United States of America. Should default be made in payment of interest when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note. If action be instituted on this note, I promise to pay such sum as the court may fix as attorney's fees.



/s/ JOEL E. PETERSON
--------------------------------
JOEL PETERSON
As an Individual



RAVENSWOOD WINERY, INC.
A California Corporation


/s/ W. REED FOSTER
--------------------------------
By:  W. REED FOSTER, CHAIRMAN